TAXES ON INCOME	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 8 -	TAXES ON INCOME

a.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

  The Company is an “industrial company”, as defined by this law. As such, the Company is entitled to claim depreciation at increased rates for equipment used in industrial activity, as stipulated by regulations published under the inflationary adjustments law.

b.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959:

1)	Tax benefits prior to the 2011 Amendment

Substantially all of the Company’s production facilities have been granted “approved enterprise” status under the above law (including Amendment No. 60 to the law that was published in April 2005). Income derived from the approved enterprise was tax exempt for a period of ten years commencing in the first year in which the Company earned taxable income from the approved enterprise (provided the maximum period to which it is restricted by law has not elapsed).

According to the above law, in the event of distribution of cash dividends from income that was tax exempt as above, the Company would have to pay the 25% tax in respect of the amount distributed.

The entitlement to the above benefits was conditional upon the Company’s fulfilling the conditions stipulated by the above law, regulations published thereunder and the certificate of approval for the specific investments in approved enterprises. In the event of failure to comply with these conditions, the benefits may be cancelled and the Company may be required to refund the amount of the benefits, in whole or in part, with the addition of linkage differences to the Israeli CPI and interest.

2)	Tax benefits under the 2011 Amendment

On January 6, 2011 an amendment (Amendment No. 68) to the Law for the Encouragement of Capital Investment-1959 ("2011 Amendment") was published.The new Amendment significantly revising the tax incentive regime in Israel, commencing on January, 1 2011.

2011 Amendment introduced a new status of “Preferred Enterprise”. Similarly to the “approved enterprise” status, a Preferred Company is an industrial company meeting certain conditions (including a minimum threshold of 25% export). However, under the New Amendment the requirement for a minimum investment in productive assets in order to be eligible for the benefits granted under the Investments Law as with respect to “approved enerprise”status was cancelled. Dividends distributed from income which is attributed to a “Preferred Enterprise” will be subject to withholding tax at source at the following rates: (i) Israeli resident corporations - 0%, (ii) Israeli resident individuals – 15% (iii) non-Israeli residents - 15%, subject to a reduced tax rate under the provisions of an applicable double tax treaty.

On July 30, 2013 the Knesset passed a Law for the change in the order of National Priorities (Legislative amendments to achieve budget objectives for 2013 and 2014) — 2013. As part of the legislation, the Law for the Encouragement of Capital Investments was amended so that the tax rate applicable to a preferred enterprise in this period in Development Area A will be 9% and the tax rate in other parts of the country will be 16%. Similarly, it was determined that the tax rate on dividends distributed to individuals and foreign residents out of preferred income will be increased to 20% as from January 1, 2014 as opposed to the current rate of 15%.

The following table summarise the reduced flat tax rate with respect to the income attributed to the Preferred Enterprise:

Tax Year	Development Region “A”	Other Areas within Israel

2011-2012	10%	15%
2013	7%	12.5%
2014 onwards	9%	16%

The Company is located in Development Region "A" and during 2011 had chosen the status of the 2011 Amendment.

If only a portion of the company's capital investments is approved, its effective tax rate will be the result of a weighted combination of the applicable rates. The tax benefits from any certificate of approval relate only to taxable income attributable to the specific Preferred Enterprise. Income derived from activity that is not integral to the activity of the Preferred Enterprise will not enjoy tax benefits. Our entitlement to the above benefits is subject to fulfillment of certain conditions under the Investment Law and related regulations.

During 2013, the Company applied for a tax ruling with respect to 2012 and future years. At the beginning of 2014, we obtained the ruling, which provides that the portion of our income attributed to the Preferred Enterprise (and thereby subject to lower tax rates) will be calculated each year based on, among other things, the ratio between the number of our employees in Israel and abroad. According to the ruling, our tax rate on income in Israel in 2013 was approximately 20%.

c.	Other applicable tax rates:

1)	Income from other sources in Israel

On December 6, 2011, the “Tax Burden Distribution Law” Legislation Amendments (2011) was published in the official gazette, under which the previously approved gradual decrease in corporate tax was cancelled. The corporate tax rate increased to 25% as from 2012.

As part of the mentioned above law for the change in the order of National Priorities (Legislative amendments to achieve budget objectives for 2013 and 2014) — 2013 the corporate tax rate has increased to 26.5% as from January 1, 2014 and thereafter.

2)	Income of non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to tax laws in their countries of residence.

d.	Deferred income taxes:
		December 31
		2013	2012
		U.S. dollars in thousands
1)	Provided in respect of the following:

	Research and development expenses	$61	$103
	Allowance for doubtful accounts	-	12
	Carryforward tax losses	2,450	2,074
	Other	102	24
	Less- valuation allowance	(2,317)	(2,074)
		$296	$139

2)
As of December 31, 2013, the carryforward tax losses are related mainly to the company subsidiaries (in the U.S. and U.K.) and amounted to approximately $7.8 million. The Company has provided valuation allowance in respect of deferred tax assets resulting from carryforward tax losses of the company subsidiaries. Management currently believes that it is more likely than not that those deferred tax losses will not be realized in the foreseeable future.

e.	Taxes on income included in the statements of operations:

1)	As follows:
	Years ended December 31,
	2013	2012	2011
	U.S. dollars in thousands

Current:
In Israel	$116	$88	$43
Outside Israel	71	96	49
	187	184	92
Taxes in respect of previous years	107	70	-
Deferred in Israel	(157)	138	(277)
	$137	$392	$(185)

2)	Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the regular tax rates applicable to companies in Israel (see c. above), and the actual tax expense:
	Years ended December 31,
	2013	2012	2011
	U.S. dollars in thousands

Income before taxes on income, as reported in the statements of operations*	$2,322	$4,670	$4,106
Theoretical tax expense	581	1,168	985
Less - tax benefits arising from approved
enterprise status, see a. above	(60)	(410)	-
	521	757	985
Increase (decrease) in taxes resulting from permanent differences:
Disallowable deductions	60	11	18
Taxes in respect of previous years	107	70	-
Changes in valuation allowance	243	351	(3,283)
Changes in taxes resulting from computation of deferred taxes at a rate which is different from the theoretical rate and other	(794)	(797)	2,095
Taxes on income for the reported year	$137	$392	$(185)
* As follows:
Taxable in Israel	$1,325	$2,734	$3,418
Taxable outside Israel	997	1,936	688
	$2,322	$4,670	$4,106

f.	Tax assessments:

The Company has received final assessments from the tax authorities, through the year ended December 31, 2011. The subsidiaries, except Omni, have not been assessed since incorporation. Omni has received final tax assessments through tax year 2006.